                    MetLife Investors USA Insurance Company

                               Power of Attorney

                              Michael K. Farrell
                       Chairman of the Board, President
                          and Chief Executive Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, Chairman of the Board, President and Chief Executive Officer of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Richard C. Pearson, Gina C. Sandonato and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .  MetLife Investors USA Separate Account A (Protected Equity Portfolio
       File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File
       No. 333-54470, Series XC File No. 333-54466, Series VA File
       No. 333-54464, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart
       Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, SecurAnnuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, Series S and Series S--L Share Option File No. 333-137369, PrimElite IV File No. 333-137968),

    . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-135658),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of December, 2006.

                                                  /s/ Michael K. Farrell
                                                  -----------------------------
                                                  Michael K. Farrell

                    MetLife Investors USA Insurance Company

                               Power of Attorney

                                Jay S. Kaduson
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Jay S. Kaduson, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File No. 333-54470, Series XC File No. 333-54466, Series VA File No. 333-54464,
       Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, SecurAnnuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968),

    . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-135658),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 2007.

                                                  /s/ Jay S. Kaduson
                                                  -----------------------------
                                                  Jay S. Kaduson

                    MetLife Investors USA Insurance Company

                               Power of Attorney

                                Susan A. Buffum
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Susan A. Buffum, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

  . MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File No. 333-54470, Series XC File No. 333-54466, Series VA File No. 333-54464, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File
      No. 033-07094, SF 234 File No. 002-75533, SecurAnnuity File
      No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, Series S and Series S--L Share Option File No. 333-137369, PrimElite IV File No. 333-137968),

  . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-135658),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of December, 2006.

                                                  /s/ Susan A. Buffum
                                                  -----------------------------
                                                  Susan A. Buffum

                    MetLife Investors USA Insurance Company

                               Power of Attorney

                              Elizabeth M. Forget
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .  MetLife Investors USA Separate Account A (Protected Equity Portfolio
       File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File
       No. 333-54470, Series XC File No. 333-54466, Series VA File
       No. 333-54464, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart
       Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, SecurAnnuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, Series S and Series S--L Share Option File No. 333-137369, PrimElite IV File No. 333-137968),

    . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-135658),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of December, 2006.

                                                  /s/ Elizabeth M. Forget
                                                  -----------------------------
                                                  Elizabeth M. Forget

                    MetLife Investors USA Insurance Company

                               Power of Attorney

                                 George Foulke
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, George Foulke, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele
H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard
C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .  MetLife Investors USA Separate Account A (Protected Equity Portfolio
       File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File
       No. 333-54470, Series XC File No. 333-54466, Series VA File
       No. 333-54464, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart
       Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, SecurAnnuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, Series S and Series S--L Share Option File No. 333-137369, PrimElite IV File No. 333-137968),

    . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-135658),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 1 day of December, 2006.

                                                  /s/ George Foulke
                                                  -----------------------------
                                                  George Foulke

                    MetLife Investors USA Insurance Company

                               Power of Attorney

                              Richard C. Pearson
       Director, Executive Vice President, General Counsel and Secretary

   KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, Director, Executive Vice President, General Counsel and Secretary of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .  MetLife Investors USA Separate Account A (Protected Equity Portfolio
       File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File
       No. 333-54470, Series XC File No. 333-54466, Series VA File
       No. 333-54464, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart
       Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, SecurAnnuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, Series S and Series S--L Share Option File No. 333-137369, PrimElite IV File No. 333-137968),

    . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-135658),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of December, 2006.

                                                  /s/ Richard C. Pearson
                                                  -----------------------------
                                                  Richard C. Pearson

                    MetLife Investors USA Insurance Company

                               Power of Attorney

                               Paul A. Sylvester
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Paul A. Sylvester, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .  MetLife Investors USA Separate Account A (Protected Equity Portfolio
       File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File
       No. 333-54470, Series XC File No. 333-54466, Series VA File
       No. 333-54464, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart
       Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, SecurAnnuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, Series S and Series S--L Share Option File No. 333-137369, PrimElite IV File No. 333-137968),

    . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-135658),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of December, 2006.

                                                  /s/ Paul A. Sylvester
                                                  -----------------------------
                                                  Paul A. Sylvester

                    MetLife Investors USA Insurance Company

                               Power of Attorney

                               Jeffrey A. Tupper
                     Director and Assistant Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey A. Tupper, a Director and Assistant Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .  MetLife Investors USA Separate Account A (Protected Equity Portfolio
       File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File
       No. 333-54470, Series XC File No. 333-54466, Series VA File
       No. 333-54464, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart
       Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, SecurAnnuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, Series S and Series S--L Share Option File No. 333-137369, PrimElite IV File No. 333-137968),

    . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-135658),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of December, 2006.

                                                  /s/ Jeffrey A. Tupper
                                                  -----------------------------
                                                  Jeffrey A. Tupper

                    MetLife Investors USA Insurance Company

                               Power of Attorney

                               Charles V. Curcio
                            Vice President, Finance

   KNOW ALL MEN BY THESE PRESENTS, that I, Charles V. Curcio, Vice President, Finance of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .  MetLife Investors USA Separate Account A (Protected Equity Portfolio
       File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File
       No. 333-54470, Series XC File No. 333-54466, Series VA File
       No. 333-54464, Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart
       Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, SecurAnnuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, Series S and Series S--L Share Option File No. 333-137369, PrimElite IV File No. 333-137968),

    . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-135658),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of December, 2006.

                                                  /s/ Charles V. Curcio
                                                  -----------------------------
                                                  Charles V. Curcio

                    MetLife Investors USA Insurance Company

                               Power of Attorney

                             Margaret C. Fechtmann
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Margaret C. Fechtmann, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    . MetLife Investors USA Separate Account A (Protected Equity Portfolio File No. 333-125758, Marquis Portfolios File No. 333-125757, PrimElite III File No. 333-125756, Vintage L and Vintage XC File No. 333-125753, Series C File No. 333-60174, Series L and Series L - 4 Year File No. 333-54470, Series XC File No. 333-54466, Series VA File No. 333-54464,
       Flexible Value SF 230 File No. 333-09221, Sunshine SF 236 File No. 033-47984, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Investors Choice, Capital Strategist, Imprint and Strive File No. 033-07094, SF 234 File No. 002-75533, SecurAnnuity File No. 033-61370, Foresight File No. 333-79625, Ultimate Annuity FSL 224 File No. 333-07987, SF 101 File No. 033-28623, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968),

    . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-135658),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of December, 2006.

                                                  /s/ Margaret C. Fechtmann
                                                  -----------------------------
                                                  Margaret C. Fechtmann